UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 4, 2006
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
     Paychex, Inc. has furnished in Exhibit 99.1 to this Form 8-K, historical information on its Human Resource Services Revenue. This information is also accessible at www.paychex.com at the Investor Relations page.
EXHIBIT INDEX
     The following exhibit is furnished with this Form 8-K:
          Exhibit 99.1:      Schedule of Human Resource Services Revenue.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: January 4, 2006	/s/ Jonathan J. Judge

Jonathan J. Judge President and Chief Executive Officer
Date: January 4, 2006	/s/ John M. Morphy

John M. Morphy Senior Vice President, Chief Financial Officer and Secretary

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